Exhibit 10.29

NINTH MODIFICATION TO LOAN DOCUMENTS

THIS NINTH MODIFICATION TO LOAN DOCUMENTS (this “Modification Agreement”) is entered into as of October 31, 2012, by and among SUNLINK HEALTH SYSTEMS, INC., a corporation organized under the laws of the State of Ohio (“SHSI”), SUNLINK HEALTHCARE LLC, a limited liability company organized under the laws of the State of Georgia (“SunLink Healthcare”), DEXTER HOSPITAL, LLC, a limited liability company organized under the laws of the State of Georgia, SOUTHERN HEALTH CORPORATION OF ELLIJAY, INC., a corporation organized under the laws of the State of Georgia (“SHC Ellijay”), SOUTHERN HEALTH CORPORATION OF DAHLONEGA, INC., a corporation organized under the laws of the State of Georgia (“SHC Dahlonega”), SOUTHERN HEALTH CORPORATION OF HOUSTON, INC., a corporation organized under the laws of the State of Georgia (“SHC Houston”), HEALTHMONT OF GEORGIA, INC., a corporation organized under the laws of the State of Tennessee, HEALTHMONT, LLC, a limited liability company organized under the laws of the State of Georgia, HEALTHMONT OF MISSOURI, LLC, a limited liability company organized under the laws of the State of Georgia, SUNLINK SERVICES, INC., a corporation organized under the laws of the State of Georgia, SUNLINK SCRIPTSRX, LLC (f/k/a SunLink Homecare Services, LLC), a limited liability company organized under the laws of the State of Georgia, CENTRAL ALABAMA MEDICAL ASSOCIATES, LLC, a limited liability company organized under the laws of the State of Georgia, CASTLEMARK PROPERTIES, LLC (f/k/a Dahlonega Clinic, LLC), a limited liability company organized under the laws of the State of Georgia (“Castlemark”), CARMICHAEL’S CASHWAY PHARMACY, INC., a corporation organized under the laws of Louisiana, CARMICHAEL’S NUTRITIONAL DISTRIBUTOR, INC., a corporation organized under the laws of Louisiana, BREATH OF LIFE HOME HEALTH EQUIPMENT, INC., a corporation organized under the laws of Louisiana, SUNLINK HEALTHCARE PROFESSIONAL PROPERTY, LLC, a Georgia limited liability company (“SHPP”) (each individually, a “Borrower” and, collectively, the “Borrowers”), the other persons designated as “Credit Parties” on the signature pages hereof, the financial institutions who are parties to this Modification Agreement as Lenders (the “Lenders”), and CHATHAM CREDIT MANAGEMENT III, LLC, a Georgia limited liability company (in its individual capacity “Chatham”), as Agent.

RECITALS

WHEREAS, the Agent, the Funding Agent, the financial institutions that are party thereto as lenders, the Borrowers (other than SHPP), the other Credit Parties are parties to that certain Amended and Restated Credit Agreement, dated as of August 1, 2008 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; unless otherwise defined herein, capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement);

WHEREAS, Sunlink Healthcare has caused to be formed SHPP as a new Subsidiary for the purpose of, among other things, acquiring and operating certain real estate currently leased to SHC Ellijay, including a certain medical office building located in Ellijay, Georgia, as more particularly described in Exhibit A attached hereto (the “Medical Office”) pursuant to the exercise of a purchase option held by SCH Ellijay which Medical Office concurrently will be purchased by SHPP from SHC Ellijay (collectively, the “Medical Office Purchase”);

WHEREAS, SHPP expects to enter into a certain Loan Agreement with Pioneer Bank, SSB (the “SHPP RDA Lender”), and certain other related instruments and agreements on or about October 31, 2012 evidencing a term loan in a principal amount of $2,100,000 (collectively, the “SHPP RDA Loan Transaction”) and intends to use the proceeds of such term loan to finance the Medical Office Purchase, pay for certain costs and expenses associate therewith and for working capital;

WHEREAS, Sunlink and Sunlink Healthcare desire to guaranty the obligations of SHPP under such loan facility with the SHPP RDA Lender (the “SHPP RDA Loan Guarantees”);

WHEREAS, SHC Dahlonega desires to convey that certain vacant lot of approximately two acres located in Dahlonega, Georgia (as more particularly described in Exhibit B attached hereto, the “Dahlonega Lot”) to Castlemark (the “Dahlonega Lot Transfer”);

WHEREAS, SunLink Healthcare desires to change its name to “MedCare South, LLC” and SunLink Services desire to change its name to “MedCare Services, Inc.” (collectively, the “Name Changes”); and

WHEREAS, the Borrowers are hereby requesting that the Agent and Lenders (i) consent to the Option Exercise (as defined below), the Medical Office Purchase, the SHPP RDA Loan Transaction, the SHPP RDA Guarantees, the Dahlonega Lot Transfer, the Name Changes and certain other transactions described below and (ii) agree to modify certain terms of the Credit Agreement and Pledge Agreement, in each case, in accordance with the terms of this Modification Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

Section 1. Limited Consents.

(a) SHPP Transaction Consent. The Borrowers have advised the Agent and the Lenders that SHPP desires to consummate the Medical Office Purchase, the SHPP RDA Loan Transaction and certain other transactions described below and Sunlink and Sunlink Healthcare desire to execute and deliver to the SHPP Lender the SHPP RDA Loan Guarantees, as described in detail as follows: (a) SHC Ellijay will exercise its option to purchase the Medical Office (the “Option Exercise”) and purchase the Medical Office and concurrently SHPP, with the financing concurrently provided by the SHPP RDA Loan Transaction, will acquire the Medical Office from SHC Ellijay and SHC Ellijay will pay the consideration due the seller under the Medical Office Purchase and consummate the Medical Office Purchase, (b) SHC Ellijay concurrently with the extension of the SHPP RDA Loan will transfer to SHPP certain equipment having a net book value of approximately $120,000 as more fully described on Exhibit 1(a) hereto and requests that Agent agree to release its Liens on such equipment effective upon such transfer (collectively the “Equipment Transfer and Release”), (c) concurrently with the Medical Office Purchase, SHPP will enter into a certain loan agreement with the SHPP RDA Lender, together with a certain related promissory note evidencing indebtedness in the original principal amount of $2,100,000; (d) concurrently with the Medical Office Purchase, SunLink and SunLink Healthcare will enter into the SHPP RDA Loan Guarantees in favor of the SHPP RDA Lender; and (e) concurrently with the extension of the SHPP RDA Loan, SHPP will enter into a security agreement, a deed of trust and certain other documents related thereto (as in effect on the date hereof, the “SHPP RDA Security Documents”), pursuant to which SHPP will grant a lien on and security interest in the assets and property described in such SHPP RDA Security Documents as in effect on the date hereof as “Collateral” and “Mortgaged Property” to and for the benefit of the SHPP RDA Lender (such assets and property, the “SHPP RDA Collateral”). Section 6.12 of the Credit Agreement prohibits the making of certain Investments, including the purchase of real estate. Section 6.5 of the Credit Agreement prohibits the creation of certain restrictions on the creation of Liens or the payment of dividends and distributions. Sections 6.13, 6.14 and 6.15 of the Credit Agreement prohibit the incurrence of certain Indebtedness, Liens, and Contingent Obligations (subject to enumerated exceptions), and Section 6.2 of the Credit Agreement prohibits the assignment and other conveyances of any property (subject to enumerated exceptions) of the Credit Parties or their Subsidiaries. The Credit Parties request that the Agent and the

Lenders consent to the Option Exercise, the Medical Office Purchase, the Equipment Transfer and Release, the SHPP RDA Loan Transaction (including the granting of security interests relating thereto) and the SHPP RDA Loan Guarantees, notwithstanding the terms of Sections 6.2, 6.5, 6.12, 6.13, 6.14 and 6.15 of the Credit Agreement and the formation of SHPP (such consent, the “Requested SHPP Transaction Consent”). Subject to the terms of this Modification Agreement and satisfaction of each of the conditions to the Effective Date set forth herein, the Agent and the Lenders hereby agree to the Requested SHPP Transaction Consent.

(b) SHPP Deferral Consent. Section 5.14 of the Credit Agreement requires any new Domestic Subsidiary to be joined as a Borrower (as defined in the Credit Agreement) under the Credit Agreement and to execute such Loan Documents as the Agent may request, including, without limitation, a Security Agreement and Mortgage to secure all Obligations owing under the Loan Documents. The Credit Parties request that the Agent and the Lenders agree to defer the obligations of the Credit Parties to cause SHPP to comply with the requirements of Section 5.14 until January 2, 2013 (the “Requested SHPP Deferral Consent”). Subject to the terms of this Modification Agreement and satisfaction of each of the conditions to the Effective Date set forth herein, the Agent and the Lenders hereby agree to the Requested SHPP Deferral Consent.

(c) Dahlonega Lot Transfer Consent. Section 6.2 of the Credit Agreement prohibits the assignment and other conveyances of any property (subject to enumerated exceptions) of the Credit Parties or their Subsidiaries. The Credit Parties request that the Agent and the Lenders confirm that the Dahlonega Lot Transfer constitutes a disposition permitted under the enumerated exceptions of Section 6.2 of the Credit Agreement. Subject to the terms of this Modification Agreement and satisfaction of each of the conditions to the Effective Date set forth herein, the Agent and the Lenders hereby confirm that Dahlonega Lot Transfer is permitted under the Credit Agreement.

(d) Name Change Consent. Subject to enumerated exceptions, Section 6.4 of the Credit Agreement prohibits amendments to the organization documents of the Credit Parties, and Section 6 of the Security Agreement prohibits name changes for the Credit Parties without certain prior written notice. The Credit Parties request that the Agent and the Required Lenders consent to the Name Changes. Subject to the terms of this Modification Agreement and satisfaction of each of the conditions to the Effective Date set forth herein, the Agent and the Lenders hereby consent to the Name Changes.

Section 2. Changes to Credit Agreement and Pledge Agreement. Subject to the satisfaction of the conditions to the Effective Date set forth in Section 3 herein, the Borrowers, the other Credit Parties, the Agent and the Lenders hereby agree as follows:

(a) Section 1.1 of the Credit Agreement is revised by adding the following new defined term in proper alphabetical order:

““RDA Loan Documents”: the HealthMont RDA Loan Documents, the SHC Houston RDA Loan Documents and the SHPP RDA Loan Documents.”

““SHPP”: SunLink Healthcare Professional Property, LLC, a Georgia limited liability company.”

““SHPP RDA Collateral”: has the definition ascribed to such term in that certain Ninth Modification to Loan Documents dated as of October 31, 2012, among the Borrowers, the Credit Parties, the Agent and the Lenders.”

““SHPP RDA Lender”: Pioneer Bank, SSB.”

““SHPP RDA Loan”: that certain $2,100,000 term loan provided by the SHPP RDA Lender to SHPP, and evidenced by the SHPP RDA Loan Documents.”

““SHPP RDA Loan Documents”: that certain Loan Agreement dated as of October 31, 2012, by and between SHPP and the SHPP RDA Lender together with all related notes, security agreements, guarantees, documents, instruments, financing statements, and deeds of trusts executed in connection therewith, as the same may be amended or modified from time to time in accordance with Section 6.28 of this Agreement.”

(b) A new Section 2.1(a)(iv) of the Credit Agreement is hereby added to read as follows:

“(iv) Notwithstanding anything in this Agreement to the contrary, (A) from and after July 1, 2012, each of the Borrowers and the Guarantors acknowledges and agrees that HealthMont of Georgia, Inc. shall not be entitled to request or receive any additional Advances under Section 2.1(a) from any of the Agent or any Lender; provided, however, that nothing contained in this Section 2.1(a)(iv) shall in any way diminish or limit any of the Obligations of HealthMont of Georgia, Inc. in its capacity as a Borrower under this Agreement or any other Loan Document and (B) each of the Borrowers and the Guarantors acknowledges and agrees that SHPP shall not be entitled to request or receive any Advances under Section 2.1(a) from any of the Agent or any Lender; provided, however, that nothing contained in this Section 2.1(a)(iv) shall in any way diminish or limit any of the Obligations of SHPP under any Loan Document to which it may become a party from time to time.”

(c) Section 2.5(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b) The principal of the Term Loan shall be payable in equal installments of One Hundred Sixty-Two Thousand One Hundred One Dollars and 45/100 cents ($162,101.45) on the first Business Day of each month.”

(d) Section 6.5 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Section 6.5 Negative Pledges; Subsidiary Restrictions. Except as set forth in the HealthMont RDA Loan Documents with respect to HealthMont of Missouri, LLC and its Subsidiaries, the SHC Houston RDA Loan Documents with respect to Southern Health Corporation of Houston, Inc. and SunLink Healthcare, L.L.C. (to be known as MedCare South, LLC) and their respective Subsidiaries, and the SHPP RDA Loan Documents with respect to SHPP, no Credit Party will, nor permit any Subsidiary to, enter into any agreement, bond, note or other instrument with or for the benefit of any Person other than the Agent and Lenders which would (i) prohibit such Credit Party or such Subsidiary from granting, or otherwise limit the ability of such Credit Party or such Subsidiary to grant, to the Agent, for the benefit of the Beneficiaries, any Lien on any assets or properties of such Credit Party or such Subsidiary, or (ii) require such Credit Party or such Subsidiary to grant a Lien to any other Person if such Credit Party or such Subsidiary grants any Lien to the Agent, for the benefit of the beneficiaries. Except as set forth in the HealthMont RDA Loan Documents with respect to HealthMont of Missouri, LLC and its Subsidiaries, except as set forth herein and in the SHC Houston RDA Loan Documents with respect to Southern Health Corporation of Houston, Inc. and SunLink Healthcare, L.L.C. and their respective Subsidiaries, and except as set forth herein and in the SHPP RDA Loan Documents with respect to SHPP, no Credit Party will permit any Subsidiary to place or allow any restriction, directly or indirectly, on the ability of such Subsidiary to (x) pay dividends or any distributions on or with respect to such Subsidiary’s capital stock or (y) make loans or other cash payments to such Credit Party.”

(e) Section 6.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Section 6.7 Transactions with Affiliates. No Credit Party will, nor permit any Subsidiary to, enter into any transaction with any Affiliate of such Credit Party except upon fair and reasonable terms no less favorable than such Credit Party, or such Subsidiary, would obtain in a comparable arm’s-length transaction with a Person not an Affiliate; provided, however, (i) subject to clause (ii) below, the Credit Parties shall be permitted to (a) make the transfers, distributions, payments or prepayments permitted under Section 6.6 hereof to its Subsidiaries and Affiliates and (b) make loans to other Borrowers provided such loans are evidenced by the Subordinated Intercompany Note and (ii) notwithstanding anything to the contrary contained in this Agreement, (y) on and after the occurrence of an Event of Default and during the continuation thereof, no Credit Party will provide any intercompany loans to, make any additional Investments of any kind in, or transfer any cash or other assets to HealthMont of Missouri, LLC or SHPP and (z) except as set forth in the proviso below with respect to intercompany loans, no Credit Party will make any additional Investments of any kind in, or transfer any cash or other assets to Southern Health Corporation of Houston, Inc. on or after the SHC Houston RDA Loan First Advance Date or to SHPP (other than the sale of a medical office building located in Ellijay Georgia and the substantially concurrent transfer of certain equipment to SHPP) at any time; provided, that, any Credit Party may make intercompany loans to Southern Health Corporation of Houston, Inc. on or after the SHC Houston RDA Loan First Advance Date so long as immediately prior to and upon giving effect to such intercompany loan (1) no Event of Default shall have occurred or be continuing, (2) the Credit Parties shall be in pro forma compliance with all the covenants set forth in Section 6.16, Section 6.17, Section 6.18, Section 6.19, Section 6.20 and Section 6.21, and (3) the sum of the Availability and the actual cash and Cash Equivalents of the Credit Parties (excluding the actual cash and Cash Equivalents of Southern Health Corporation of Houston, Inc.) shall not be less than $500,000.”

(f) Section 6.9 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Section 6.9 Deposit and Other Accounts. No Credit Party will, nor permit any Subsidiary to (a) establish any Deposit Accounts investment accounts or securities accounts other than those described on Schedule 4.28, except for Deposit Accounts, investment accounts or securities accounts as to which the applicable Credit Party or Subsidiary(ies), as applicable, shall have delivered to the Agent a Control Agreement in form and substance satisfactory to the Agent (except in the case of any Local Bank Account as to which the applicable Credit Party shall have delivered to the Agent a Local Bank Account Agreement in form and substance satisfactory to the Agent), (b) violate directly or indirectly any bank agency agreement, Control Agreement, Local Bank Account Agreement or other agreement in favor of the Agent or (c) revoke or attempt to revoke any instructions or directions given by it under any Control Agreement, Local Bank Account Agreement or other agreement with respect to or altering the rights of the Agent and Lenders thereunder, including, without limitation, attempting to make any withdrawal from or requesting the reduction of funds on deposit in any Local Bank Account without the prior written consent of the Agent; provided, however, that (i) HealthMont of Missouri, LLC, may maintain an account or accounts with the HealthMont RDA Lender that are not specifically listed on Schedule 4.28 and are not subject to a Control Agreement as long as the HealthMont RDA Loan is outstanding for the following purposes: (x) to hold proceeds of the delayed draw portion of the HealthMont RDA Loan prior to such amounts being used for construction of intended improvements on the Real Estate (as defined in the HealthMont RDA Loan Documents), (y) to hold proceeds of HealthMont RDA Collateral prior to such proceeds being used for reinvestment purposes, payments to the HealthMont RDA Lender, or repairs, replacements, or restoration of any assets or property in accordance with the terms of the HealthMont RDA Loan Documents, and/or (z) to hold any funds related to taxes on the Real Estate (as defined in the HealthMont RDA Loan Documents); (ii) Southern Health Corporation of Houston, Inc., may maintain the following accounts with the SHC Houston RDA Lender that may or may not be specifically listed on Schedule 4.28 and are not subject to a Control Agreement as long as any SHC Houston RDA Loan is outstanding for the following purposes: (v) account #5191883, to serve as the Construction Escrow Account referred to in the SHC Houston RDA Loan Documents, (w) account #5191872, to serve as the USDA Fee Account referred to in the SHC Houston RDA Loan Documents, (x) account #5016499, to serve as the Medicare Account referred to in the SHC Houston RDA Loan Documents, (y) account #5016488, to serve as the Operating Account referred to in the SHC Houston Loan Documents, and (z) an account for the purpose of holding any funds related to taxes on the Mortgaged Property (as defined in the SHC Houston RDA Loan Documents); and (iii) SHPP may maintain an account or accounts with the SHPP RDA Lender or one or more other banking institutions that are not specifically listed on Schedule 4.28 and are not subject to a Control Agreement for the following time periods and purposes: (x) for as long as the SHPP RDA Loan is outstanding, to hold proceeds of SHPP RDA Collateral prior to such proceeds being used for reinvestment purposes, payments to the SHPP RDA Lender, or repairs, replacements, or restoration of any assets or property in accordance with the terms of the SHPP RDA Loan Documents, and/or (y) until January 2, 2013 (by which date such account shall be required to be subject to a Control Agreement in form and substance satisfactory to the Agent), an operating account to hold any funds related to payments of rents by lessors or sublessors of the SHPP RDA Collateral or any portion thereof, provided that, in each case, SHPP shall identify such accounts, the financial institution with which they are maintained, and such other information as Agent may request, to Agent in writing promptly after their creation;”

(g) A new Section 6.13(k) of the Credit Agreement is hereby added to read as follows:

“(k) Indebtedness (including guarantees) relating to the SHPP RDA Loan and the SHPP RDA Loan Documents owing by one or more Credit Parties to the SHPP RDA Lender in an aggregate principal amount not to exceed $2,100,000 (less the amount of all principal payments made in respect of the SHPP RDA Loan).”

(h) A new Section 6.14(n) of the Credit Agreement is hereby added to read as follows:

“(n) Liens upon the SHPP RDA Collateral securing Indebtedness permitted by Section 6.13(k).”

(i) Section 6.15 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Section 6.15 Contingent Liabilities. No Credit Party will, nor permit any Subsidiary to, be or become liable on any Contingent Obligations except (a) Contingent Obligations existing on the date of this Agreement and disclosed on Schedule 6.15; (b) Contingent Obligations of HealthMont, LLC and SHSI relating to the HealthMont RDA Loan and the HealthMont RDA Loan Documents; (c) Contingent Obligations of Southern Health Corporation of Houston, Inc., SHSI and SunLink Healthcare, L.L.C. relating to the SHC Houston RDA Loans and the SHC Houston RDA Loan Documents; (d) Contingent Obligations of SHPP, Sunlink Health Systems, Inc. and SunLink Healthcare, L.L.C. relating to the SHPP RDA Loans and the SHPP RDA Loan Documents and (e) Contingent Obligations for the benefit of the Agent and Lenders.”

(j) Section 6.29 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Section 6.29 Prepayments of HealthMont RDA Loan, SHC Houston RDA Mortgage Loan and SHPP RDA Loan. No Credit Party shall, directly or indirectly, voluntarily prepay any principal in respect of the HealthMont RDA Loan, the SHC Houston RDA Mortgage Loan or the SHPP RDA Loan.”

(k) Schedule 5.16 of the Credit Agreement is hereby amended to add at the end thereof the following new post-closing requirements:

“4. SHPP Loan Documents. On or prior to January 2, 2013, Credit Parties shall cause SHPP to comply with each of the requirements set forth in Section 5.14 of the Credit Agreement, including without limitation, causing SHPP to (a) be joined as a Borrower under the Credit Agreement, a maker of each Note and a “Grantor” under and as defined in the Security Agreement and (b) execute and deliver a Mortgage and cause to be delivered a title insurance policy with respect to the real property owned by SHPP, in each case, in form and substance satisfactory to Agent, which Mortgage Lien may be subordinated in priority to the Lien granted to SHPP RDA Lender in respect of the SHPP RDA Loan pursuant to a lien subordination agreement substantially the form set forth as Exhibit 5.16(4) hereof. Each Credit Party agrees to execute and/or deliver such additional documents, instruments and agreements as the Agent may reasonably request in connection with the requirements of Section 5.14 with respect to SHPP.

5. Notice of Name Changes. Within 5 days after changing the legal names of “SunLink Healthcare, LLC” to “MedCare South, LLC” and “SunLink Services, Inc.” to “MedCare Services, Inc.”, Credit Parties shall provide Agent with copies of all amendments to such Credit Parties’ organization documents certified by the relevant Governmental Authorities reflecting such name changes whereupon Agent shall be entitled to file amendments to the relevant UCC-1 financing statements of record to reflect such name changes.

6. Filing of Partial Assumption of Deed to Secure Debt. Concurrent with the recordation of any deeds or other documents with the relevant Governmental Authority necessary to convey fee title from Southern Health Corporation of Dahlonega, Inc. to Castlemark Properties, LLC of a certain vacant lot of approximately two acres located in Dahlonega, Georgia, the Credit Parties shall cause to also be properly recorded with such relevant Governmental Authority a partial assumption of deed to secure debt executed by Castlemark in form and substance satisfactory to Agent and shall thereafter promptly cause to be delivered to Agent a duly recorded, file stamped copy of such recorded documents.”

(l) The Credit Agreement is hereby amended to add in proper order a new Exhibit 5.16(4) to the Credit Agreement in the form of Exhibit 5.16(4) attached hereto.

(m) Schedule I to the Pledge Agreement is hereby amended to add in proper order the following new information relating to the pledge of the SHPP Equity Interests:

“SunLink Healthcare, LLC (to be known as MedCare South, LLC)	Stock Issuer: SunLink Healthcare Professional Property, LLC Percentage Ownership: 100% Class of Interest: Membership Interest Units Certificate No(s).: 1 Par Value: N/A Number of Units: 100”

Section 3. Conditions Precedent. The terms of Section 1 and Section 2 of this Modification Agreement shall become effective as of the date each of the following conditions is satisfied (the “Effective Date”):

(a) The Agent shall have received duly executed counterparts to this Modification Agreement from each of the Credit Parties, the Agent, and the Required Lenders;

(b) The Agent shall have received (i) all original certificates representing 100% of the Equity Interests of SHPP together with undated powers executed in blank, in form and substance acceptable to the Agent and (ii) a partial assumption of deed to secure debt in the form attached hereto as Exhibit C hereto;

(c) The SHPP RDA Loan Transaction and Medical Office Purchase shall have been consummated and SHPP shall have received proceeds (net of all reasonable transaction costs, expenses and holdbacks) from the loan in the principal amount of $2,100,000 from the SHPP RDA Loan Transaction;

(d) The Agent and Lenders shall have received fully executed copies of the SHPP RDA Loan Documents and any other documents relating to the SHPP RDA Loan Transaction, which shall in each case be on terms and conditions reasonably satisfactory to the Agent and the Lenders;

(e) The Agent shall have received payment of its reasonable legal fees and out-of-pocket expenses arising from and relating to this Modification Agreement.

Section 4. Representations and Warranties. Each of the Credit Parties hereby represents and warrants to the Agent and Lenders, which representations and warranties shall survive the execution and delivery of this Modification Agreement, that:

(a) All of the representations and warranties contained in Article IV of the Credit Agreement shall be true and correct in all material respects (except with respect to those representations and warranties which are qualified as to materiality in which case such specific materiality qualifiers shall apply) on the Effective Date, with the same force and effect as if made on such date, unless such representation and warranty expressly applies to an earlier date, in which case such representation and warranty shall be deemed made as of such earlier date.

(b) The execution, delivery and performance by each Credit Party of this Modification Agreement have been duly authorized by all necessary corporate action by such Credit Party. This Modification Agreement constitutes the legal, valid and binding obligations of each Credit Party executing the same, enforceable against each Credit Party in accordance with its terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, moratorium and other similar laws affecting creditors’ rights generally and subject to limitations on the availability of equitable remedies.

(c) The execution, delivery and performance by each Credit Party of this Modification Agreement will not (i) violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to such Credit Party, (ii) violate or contravene any provision of the Articles or Certificates of Incorporation or Formation, bylaws, operating agreement or partnership agreement of such Credit Party, or (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which such Credit Party is a party or by which it or any of its properties may be bound or result in the creation of any Lien thereunder.

(d) No Default or Event of Default has occurred and is continuing.

(e) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on the part of any Credit Party to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, this Modification Agreement.

Section 5. Acknowledgment; Release. The Credit Parties acknowledge and agree that their obligations to the Agent and the Lenders under the Credit Agreement as revised hereby are owing without offset, defense or counterclaim assertable by the Credit Parties against the Agent or any Lender. The Credit Parties further acknowledge and agree that the Security Documents continue to secure the obligations of the Borrowers under the Credit Agreement as revised hereby. Each of the Credit Parties hereby waives, releases and discharges Agent, the Funding Agent and Lenders from any and all claims, demands, actions or causes of action arising out of or in any way relating to the Loans, the other Obligations, the Loan Documents and/or any documents, agreements, dealings or other matters connected with any of the foregoing including, without limitation, all known and unknown matters, claims, transactions, or things occurring prior to the date of this Modification Agreement related to the Loans, the other Obligations, the Loan Documents and/or any documents, agreements, dealings or other matters connected with any of the foregoing.

Section 6. General Provisions.

(a) Except as specifically revised or waived set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Each of the Credit Parties hereby confirms its respective guarantees, pledges, grants of security interests and mortgages and other obligations, as applicable, under and subject to the terms of each of the other Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Modification Agreement, such guarantees, pledges, grants of security interests and mortgages and other obligations, and the terms of each of the other Loan Documents to which it is a party, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect after giving effect to this Modification Agreement.

(b) The execution, delivery and effectiveness of this Modification Agreement shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. Upon the Effective Date of this Modification Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as revised hereby.

(c) Each Credit Party acknowledges and agrees that the revisions, waivers and consents set forth herein are effective solely for the purposes set forth herein and shall not be deemed (i) except as expressly provided in this Modification Agreement, to be a consent by the Agent or any Lender to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate the Agent or Lenders to forbear, waive, consent or execute similar revisions or waivers under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of the Agent or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Modification Agreement.

(d) This Modification Agreement may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument. Any party delivering an executed counterpart of this Modification Agreement by fax shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Modification Agreement.

(e) In case any provision in or obligation under this Modification Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(f) This Modification Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(g) Without limiting the general applicability of Section 8.2 of the Credit Agreement, the Credit Parties agree to reimburse the Agent for the reasonable fees, costs and expenses of counsel in connection with the preparation, negotiation, execution, delivery and administration of this Modification Agreement.

(h) This Modification Agreement shall constitute a Loan Document.

(i) Section headings in this Modification Agreement are included herein for convenience of reference only and shall not constitute a part of this Modification Agreement for any other purposes.

(j) THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS MODIFICATION AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF GEORGIA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.

IN WITNESS WHEREOF, the parties hereto have executed this Modification Agreement as of the date first written above.

BORROWERS:

SUNLINK HEALTH SYSTEMS, INC., as a Borrower and Borrowers’ Agent

By:

Name:

Title:

SUNLINK HEALTHCARE, LLC
(to be known as MedCare South, LLC), as a Borrower By its Sole Member SunLink Health Systems, Inc.

By:

Name:

Title:

DEXTER HOSPITAL, LLC,
as a Borrower
By its Sole Member SunLink Healthcare, LLC

By its Sole Member SunLink Health Systems, Inc.

By:

Name:

Title:

SOUTHERN HEALTH CORPORATION OF ELLIJAY, INC.,
as a Borrower

By:

Name:

Title:

SOUTHERN HEALTH CORPORATION OF DAHLONEGA, INC.,
as a Borrower

By:

Name:

Title:

SOUTHERN HEALTH CORPORATION OF HOUSTON, INC., as a Borrower

By:

Name:

Title:

HEALTHMONT OF GEORGIA, INC., as a Borrower

By:

Name:

Title:

HEALTHMONT, LLC, as a Borrower By its Sole Member SunLink Health Systems, Inc.

By:

Name:

Title:

HEALTHMONT OF MISSOURI, LLC, as a Borrower
By its Sole Member HealthMont, LLC

By its Sole Member SunLink Health Systems, Inc.

By:

Name:

Title:

SUNLINK SERVICES, INC. (to be known as MedCare Services, Inc.), as a Borrower

By:

Name:

Title:

SUNLINK SCRIPTSRX, LLC (f/k/a SunLink Homecare Services, LLC), as a Borrower By its sole member SunLink Health Systems, Inc.

By:

Name:

Title:

CENTRAL ALABAMA MEDICAL ASSOCIATES, LLC, as a Borrower By its Sole Member SunLink Healthcare, LLC

By its Sole Member SunLink Health Systems, Inc.

By:

Name:

Title:

CASTLEMARK PROPERTIES, LLC (f/k/a Dahlonega Clinic, LLC), as a Borrower By its Sole Member Southern Health Corporation of Dahlonega, Inc.

By:

Name:

Title:

CARMICHAEL’S CASHWAY PHARMACY, INC., as a Borrower

By:

Name:

Title:

CARMICHAEL’S NUTRITIONAL DISTRIBUTOR, INC., as a Borrower

By:

Name:

Title:

BREATH OF LIFE HOME HEALTH EQUIPMENT, INC., as a Borrower

By:

Name:

Title:

SUNLINK HEALTHCARE PROFESSIONAL PROPERTY, LLC By its Sole Member SunLink Healthcare, LLC

By its Sole Member SunLink Health Systems, Inc.

By:

Name:

Title:

AGENT:

CHATHAM CREDIT MANAGEMENT III, LLC, as Agent

By:

Name:

Title:

FUNDING AGENT:

CHATHAM CREDIT MANAGEMENT III, LLC, as Funding Agent

By:

Name:

Title:

LENDERS:

CHATHAM CREDIT MANAGEMENT III, LLC, not individually, but as agent for CHATHAM INVESTMENT FUND QP III, LLC, as a Lender and CHATHAM INVESTMENT FUND III, LLC, as a Lender

By:

Name:

Title:

CHATHAM CREDIT MANAGEMENT III, LLC, not individually, but as agent for CHATHAM CASCADE FUND III, LLC, as a Lender, and CHATHAM CASCADE FUND QP III, LLC, as a Lender

By:

Name:

Title:

CHATHAM CAPITAL MANAGEMENT IV, LLC, not individually, but as agent for CHATHAM INVESTMENT FUND QP IV, LLC, as a Lender, and CHATHAM INVESTMENT FUND IV, LLC, as a Lender

By:

Name:

Title: